SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE T – SUBSEQUENT EVENTS

Acquisitions

Iberville Bank

On January 1, 2017, the Company completed its acquisition of 100% of the common stock of Iberville Bank, Plaquemine, Louisiana from A. Wilbert’s Sons Lumber and Shingle Co. (“Iberville Parent”), and immediately thereafter merged Iberville Bank with and into The First. The Company paid a total of $31.1 million in cash. Approximately $2.5 million of the purchase price is being held in escrow as contingency for flood-related losses in the loan portfolio that may be incurred due to recent flooding in Iberville Bank’s market area. At December 31, 2016, Iberville Bank had $269.4 in total assets, $147.3 million in net loans, $243.6 million in deposits and $22.4 million in stockholders’ equity.

In connection with the acquisition, the Company expects to record approximately $4.2 million of goodwill and $3.2 million of core deposit intangible. The core deposit intangible is to be expensed over 10 years.

The Company acquired the $149.4 million loan portfolio at an estimated fair value discount of $.9 million. The discount represents expected credit losses, adjusted for market interest rates and liquidity adjustments.

Expenses associated with the acquisition were $193,000 for the twelve month period ended December 31, 2016. These costs included charges associated with due diligence as well as legal and consulting expenses, which have been expensed as incurred.

The following unaudited pro-forma financial information for the year ended December 31, 2016, gives effect to the Iberville acquisition as if the acquisition had occurred on January 1, 2016. The pro-forma financial information is not necessarily indicative of the results of operations had the acquisition been effective as of this date.

(Dollars in thousands)
Pro-Forma
December 31, 2016
(unaudited)

Net interest income	$49,639
Non-interest income	13,461
Total revenue	63,100
Income before income taxes	$15,171

Supplemental pro-forma earnings for 2016 were adjusted to exclude acquisition costs incurred during 2016.

Gulf Coast Community Bank

Also on January 1, 2017, the Company completed the merger of Gulf Coast Community Bank, Pensacola, Florida, with and into The First. The Company issued to Gulf Coast Community Bank’s shareholders shares of the Company’s common stock which, for purposes of the Gulf Coast acquisition, were valued through averaging the trading price of the Company’s common stock price over a 30 day trading period ending on the fifth business day prior to the closing of the Gulf Coast acquisition. The consideration for the Gulf Coast Acquisition was approximately $2.3 million. As of December 31, 2016, Gulf Coast had total assets of approximately $121.9 million, $88.1 million in net loans and deposits of approximately $111.9 million.

In connection with the acquisition, the Company expects to record approximately $1.7 million of goodwill and $.8 million of core deposit intangible. The core deposit intangible is to be expensed over 10 years.

The Company acquired the $91.0 million loan portfolio at a fair value discount of approximately $2.2 million. The discount represents expected credit losses, adjusted for market interest rates and liquidity adjustments.

Expenses associated with the acquisition were $328,000 for the twelve month period ended December 31, 2016. These costs included charges associated with due diligence, as well as legal and consulting expenses, which have been expensed as incurred.

The acquisition of Gulf Coast Community Bank is not considered significant.

The acquisition of both Iberville Bank and Gulf Coast Community Bank is an effort to expand the Company’s market presence and enhance shareholder value.